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                        Consent of Independent Auditors





We consent to the reference to our firm under the captions "Financial Statements" in the Prospectus and Statement of Additional Information and "Auditors" in the Prospectus, and to the use of our reports (1) dated January 29, 1999, with respect to the financial statements of the subaccounts of Peoples Benefit Life Insurance Company Separate Account IV, which are available for investment by the Vanguard Variable Annuity Plan contract owners, and (2) February 19, 1999 with respect to the statutory-basis financial statements of People's Benefit Life Insurance Company in Post-Effective Amendment No. 12 to the Registration Statement (Form N-4 No. 33-36073) and related Prospectus of the Vanguard Variable Annuity Plan.

/s/ Ernst & Young LLP

Des Moines, Iowa
April 27, 1999